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Exhibit 99.15

UNITED PAN-EUROPE COMMUNICATIONS N.V.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Pan-Europe Communications N.V. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John F. Riordan and Charles H.R. Bracken, Chief Executive Officer and Chief Financial Officer of the Company, respectively, each certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2003

By:	/s/ JOHN F. RIORDAN John F. Riordan Chief Executive Officer

By:	/s/ CHARLES H.R. BRACKEN Charles H.R. Bracken Chief Financial Officer

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Exhibit 99.15
UNITED PAN-EUROPE COMMUNICATIONS N.V. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002